EXHIBIT A
                                   ---------

                             REVOLVING CREDIT NOTE

$15,000,000                                                   Cleveland, Ohio
                                                             October 24, 2005

     FOR VALUE RECEIVED, the undersigned, DIALYSIS CORPORATION OF AMERICA, a Florida corporation ("Borrower"), hereby promises to pay, on the last day of the Revolving Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of KEYBANK NATIONAL ASSOCIATION ("Lender") at 127 Public Square, Cleveland, Ohio 44114, or at such other place as Lender shall designate, the principal sum of FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000) or the aggregate unpaid principal amount of all Revolving Loans made by Lender to Borrower pursuant to Section 2.1 of the Credit Agreement, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Credit Agreement, dated as of October 24, 2005, between Borrower and Lender, as the same may from time to time be amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     Borrower also promises to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Such interest shall be payable on each date provided for in Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

     The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Lender by such method as Lender may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

     If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof, and the unpaid interest thereon, shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of, and interest on, this Note shall be made in immediately available funds denominated in United States dollars.

     This Note is the Revolving Credit Note referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

     This Note is governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

     Except as expressly provided in the Credit Agreement, Borrower expressly waives presentment, demand, protest and notice of any kind.

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     BORROWER WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY
DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, THE CREDIT AGREEMENT, OR ANY OTHER RELATED WRITING, INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, Borrower has executed this Revolving Credit Note as of the date first written above.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett

                                       By:-----------------------------------
                                          Name: Stephen W. Everett
                                          Title: President and Chief
                                                  Executive Officer